SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 20, 2005

SAKS INCORPORATED

(Exact name of registrant as specified in its charter)

TENNESSEE	1-13113	62-0331040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lakeshore Parkway Birmingham, Alabama	35211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 940-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 20, 2005 the Company commenced cash tender offers and consent solicitations for three issues of its outstanding debt and consent solicitations with respect to three additional issues of outstanding debt. Copies of the Offers to Purchase and Consent Solicitations Statement, Letter of Transmittal and Consent, Consent Solicitation Statement, and Consent Form are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4, respectively, and are incorporated in this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description of Document
99.1	Offers to Purchase and Consent Solicitations Statement dated June 20, 2005
99.2	Letter of Transmittal and Consent
99.3	Consent Solicitation Statement dated June 20, 2005
99.4	Consent Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: June 21, 2005	/s/ CHARLES J. HANSEN
Executive Vice President and
General Counsel

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